Exhibit 10.26

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENTS, MARKED BY [***], HAS BEEN OMITTED BECAUSE ACCOLADE, INC. HAS DETERMINED THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO ACCOLADE, INC. IF PUBLICLY DISCLOSED.

AMENDMENT AND RESTATEMENT OF EXHIBITS F AND G
TO THE AMENDED AND RESTATED SERVICES AGREEMENT

“EXHIBIT F” and “EXHIBIT G” to the AMENDED AND RESTATED SERVICES AGREEMENT (the “Agreement”), dated June 29, 2015, by and between Accolade, Inc., a Delaware corporation (“Accolade”) and Comcast Cable Communications Management, LLC, a Delaware limited liability company, on behalf of itself, its Affiliates and The Comcast Comprehensive Health and Welfare Plan (“Comcast”) (each a “Party” and collectively, the “Parties”) are hereby amended and restated in their entirety, as set forth below.

Capitalized terms used but not defined herein shall have the respective meanings ascribed thereto in the Agreement and applicable Exhibits.  Section references herein, if any, shall refer to Section references in the Agreement and applicable Exhibits.

For good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Accolade and Comcast hereby agree to amend the Agreement as follows:

AMENDMENT EFFECTIVE DATE

This Amendment shall be effective retroactively as of January 1, 2017.  All measurements and calculations of the relevant metrics, and any adjustments to Base Fees resulting from the Performance Guarantees and the Incentive Payments, shall begin on [***] unless otherwise stated below, and continue unless and until amended by the Parties in writing.

Versions of Exhibits F and G, as amended from time to time, in force for Service Years [***] shall serve as reference as to the Parties’ agreement regarding Performance Guarantees and Incentive Payments applicable to such prior Service Years, but shall not have effect on Service Years [***].

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENTS, MARKED BY [***], HAS BEEN OMITTED BECAUSE ACCOLADE, INC. HAS DETERMINED THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO ACCOLADE, INC. IF PUBLICLY DISCLOSED.

Except as expressly set forth herein, the terms and conditions of the Agreement remain in full force and effect.  In the event of a conflict between the terms of this Amendment and the Agreement, the terms of this Amendment will govern.

IN WITNESS WHEREOF, the Parties hereto, by their duly authorized representatives, have executed this Amendment.

Comcast Cable Communications Management, LLC		Accolade, Inc.

By:	/s/ Shawn Leavitt	By:	/s/ Rajeev Singh

Name:	Shawn Leavitt	Name:	Rajeev Singh

Title:	SVP Total Rewards	Title:	CEO

Date:	September 18, 2017	Date:	September 18, 2017

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENTS, MARKED BY [***], HAS BEEN OMITTED BECAUSE ACCOLADE, INC. HAS DETERMINED THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO ACCOLADE, INC. IF PUBLICLY DISCLOSED.

EXHIBIT F

(Amended and Restated)

PERFORMANCE GUARANTEES

1.                                      Accolade Health Assistant Center-related metrics must meet performance guarantees (“Performance Guarantees”) in order to avoid a payment to Comcast depending on whether the Performance Guarantee metrics (“Metrics”) are met or not met.

2.                                      Any payment to Comcast hereunder shall be imposed as a quarterly PMPM or PEPM refund, as applicable based on the Service Year in question, paid per the terms outlined in Section 6.2.

3.                                      The Performance Guarantees, Metrics and associated payments are set forth for three categories, which are defined on the attached pages: [***].

4.                                      Measurement of the Metrics and implementation of a payment, if any, will begin on [***].

5.                                      Any of these Performance Guarantees, the Metrics or the payment for failing to meet any Performance Guarantee may be eliminated or changed by the mutual written agreement of the Parties at any time.

6.                                      Comcast agrees to fully cooperate and provide reasonable support to Accolade in its efforts to perform in accordance with these Performance Guarantees, to meet the Metrics and to avoid a payment to Comcast.

7.                                      For the duration of an Extraordinary Event, so long as Accolade is in compliance with Section 3.4 of the Agreement Accolade shall be relieved of its obligations to comply with the Performance Guarantees and the Metrics set forth herein without penalty.

Service Years [***]

On an annual basis, [***] to the start of the next Service Year during the Term [***] for Service Year [***], the Parties will use commercially reasonable efforts to discuss and mutually agree to any adjustments to the Performance Guarantees and Metrics for the following Service Year.  Changes to Performance Guarantees for the following Service Year will not be effective unless and until mutually agreed in writing by the Parties.  In the event the Parties fail to reach an agreement on new Performance Guarantees before the start of the following Service Year, the Performance Guarantees from the previous Service Year shall continue until the Parties reach such agreement.

[***]

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENTS, MARKED BY [***], HAS BEEN OMITTED BECAUSE ACCOLADE, INC. HAS DETERMINED THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO ACCOLADE, INC. IF PUBLICLY DISCLOSED.

[***]

EXHIBIT G

(Amended and Restated)

INCENTIVE PAYMENTS ([***] ONLY)

1.                                      For Service Year [***], Comcast shall pay Accolade an incentive payment (“Incentive Payment”) for achieving targets (“Incentive Goals”) for each of the following categories, as calculated in accordance with the “[***] Incentive Goals Table” below: [***], and [***].

2.                                      Incentives for Service Year [***] are shown in the tables below:

2.1                               [***] Incentive Goals

[***] Tier 1 Incentive Goals/ Payments	[***] Tier 2 Incentive Goals/ Payments

Incentive Payment = Successful Achievement of Tier 1 Incentive Goal will result in a payment of [***] on total annual Member Months	Incentive Payment = Successful Achievement of the Tier 2 Incentive Goal in Q4 will result in a [***] incremental payment over Tier 1 on total annual Member Months

Q1 and Q2 Incentive Goals: -1 - Develop, document and review with Comcast in Q1 the protocol for [***] to ensure that Members [***]	Incentive Goal: [***] of members identified and eligible in Q4 go through [***] in Q4 (as measured in accordance with Section 2.1.1 below).

-2 - Successfully implement the [***] in Q2

-3 - Measure and refine in Q3/Q4

2.1.1                     [***] Tier 2 Measurement

ID	Metric	Source	Formula
a	Total number of [***]	[***]	Total number of members [***] for [***] for [***] captured in [***] for those clients meeting the criteria in the denominator

b	Total # of [***]	[***]	• Total number of clients Accolade has engaged in [***] and (i) report having [***] (ii) and is scheduled for [***] • If a Client is engaged on more than [***]

c	v		[***]

2.2                               [***] Incentive Goals

[***] Tier 1 Incentive Goals / Payments	[***] Tier 2 Incentive Goals / Payments

Incentive Payment = Successful Achievement of Tier l Incentive Goal will result in a payment of [***] on total annual Member Months	Incentive Payment = Successful Achievement of the Tier 2 Incentive Goal in Q4 will result in a [***] incremental payment over Tier 1 on total annual Member Months

Q1 and Q2 incentive Goals
- 1 - Develop, document and review with Comcast in Q1 the protocol for [***] including [***]. [***] is defined as services [***]. The objective of the [***] is to (1) [***], and (2) [***]. Accolade will support this initiative with a focus on [***]

Incentive Goals [***] of members identified and eligible in Q4 go through v in Q4 (as measured in accordance with Section 2.2.1 below).

- 2 - Successfully implement the [***] in Q2

- 3 - Measure and refine in Q3/Q4

2.2.1 [***] Tier 2 Measurement.

ID	Metric	Source	Formula
a	Total number of [***]]	[***]	Total number of [***] meeting the criteria in the denominator that Accolade provided with a [***]

b	Total # of [***]	[***]

•                  Total number of clients Accolade has engaged in [***] who meet either or both of the following conditions: (i) client indicates he/she is [***], and/or (ii) client is [***]

•                  If a Client is [***], then each event is counted in both the numerator and denominator

c	[***]		[***]

2.3                               [***] Incentive Goals

[***] Tier 1 Incentive Goals / Payments	[***] Tier 2 Incentive Goals / Payments

Incentive Payment = Successful Achievement of the Tier 1 Incentive Goal will result in a payment of [***] on total annual Member Months	Incentive Payment = Successful Achievement of the Tier 2 Incentive Goal will result in a [***] incremental payment over Tier 1 on total annual Member Months

Incentive Goals [***] of total [***], as defined in Section 2.3.1 below. The goal of this Incentive is to (1) increase [***], and (2) develop processes and procedures to [***].	Incentive Goals [***] of total [***], as defined in Section 2.3.1 below.

Accolade will [***]. Accordingly, [***] cases are excluded from the Incentive Goal.	Accolade will [***]. Accordingly, [***] cases are excluded from this Incentive Goal.

2.3.1 [***] Measurement.

ID	Metric	Source	Formula
a	Total number of [***]	[***]	Total number of Accolade [***] that result in an [***] as defined in (d) below (excluding [***] procedures).

b	Total [***]	[***]	• Total number of [***] as defined in (d) below (excluding [***] procedures). •

c	[***]		[***]

d

Cases Reviewed by [***] - All [***] accepted by [***], including [***] with the following [***] status — [***]. An [***] is defined as a [***]. Any [***] resulting in an [***] will not be applied to the incentive count.

2.4                               [***] Incentive Goals

[***] Tier 1 Incentive Goals / Payments	[***]Tier 2 Incentive Goals / Payments

Incentive Payment = Successful Achievement of Incentive Goal will result in a payment of [***] on total annual Member Months	Incentive Payment = Successful Achievement of Incentive Goal will result in a [***] incremental payment over Tier 1 on total annual Member Months

Q1 and Q2 Incentive Goals - 1 - Develop, document and review with Comcast protocol for [***]. The goal of the [***] is to (1) [***], (2) [[***], and (3) [***].	Incentive Goals [***] by Comcast Members as compared to prior Service Year’s [***] (as measured in accordance with Section 2.4.1 below).

- 2 - Successfully implement the [***] in Q2

-3 - Measure and refine in Q3/Q4

Total Tier l Incentive Payments = [***]	Total Tier 2 Incentive Payments = [***] (incremental payment over Tier 1)

2.41                        Measurement.

The time periods for measurement are defined as [***] dates with [***].  The Tier 2 incentive is met if [***] after adjusting for [***].  [***] are included to adjust for the plan design change Comcast implemented.  If [***] are less than [***] by [***], then we meet the incentive.

ID	Metric	Value	Source	Formula
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]
[***]	[***]	[***]		[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]

2.4.2.                  Definitions:

2.4.2.1                       [***] — is the total of the measure [***] as reported in the [***] report based on [***] divided by total [***]

2.4.2.2                       [***] — is the total of the measure [***] as reported in the [***] report based on [***] divided by total [***]

2.4.2.3                       [***] — is the [***] minus the [***], then taking that number divided by [***] expressed as a percentage.  If this result is [***], then the [***] Tier 2 Threshold is met.  For example, if [***] = [***] and [***] the [***] would be calculated as:

[100] ([***]) — [***] ([***])

/ [100] ([***]) = [***] = [***]expressed as a percentage

[***] so Tier 2 Incentive Payment owed

3.              Incentive Payment Calculations.  For purposes of calculating Incentive Payments, the PMPM incentive rates set forth in the table below will be multiplied by the total annual Member Months for Comcast Members.  Incentives earned will be billed [***] as [***].

4.                                      Incentive Approval Process

4.1                               For any Incentive Goals where Accolade will [***] or [***], within [***] of when such Incentive Goals should have been completed, the Parties shall promptly meet and review information related to Accolade’s progress against completion of the Incentive Goals.  If Comcast does not agree that Accolade has completed an Incentive Goal, it will promptly notify Accolade of its disagreement and provide the detailed basis therefor.

4.2                               For any other Incentive Goals requiring data collection and/or calculation, within a reasonable period following the date all data for calculating achievement of such Incentive Goal is accessible to Accolade, Accolade will report its performance against such Incentive Goal to Comcast in writing.  The process for Comcast review will follow the process set forth in Section 4.1 above.